                                                                  EXECUTION COPY

                              RITE AID CORPORATION

                                  $150,000,000

                           9.25% Senior Notes Due 2013

                               Purchase Agreement

                                                              New York, New York
                                                                    May 13, 2003

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Fleet Securities, Inc.
As Representatives of the Initial Purchasers
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  Rite Aid Corporation, a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell to the several parties named in Schedule I hereto (the "Initial Purchasers"), for whom you (the
"Representatives") are acting as representatives, $150,000,000 principal amount of its 9.25% Senior Notes Due 2013 (the "Securities"). The Securities are to be
issued under an indenture (the "Indenture"), to be dated as of May 20, 2003, between the Company and BNY Midwest Trust Company, as trustee (the "Trustee").
The Securities have the benefit of a Registration Rights Agreement (the
"Registration Rights Agreement"), to be dated May 20, 2003, among the Company and the Initial Purchasers, pursuant to which the Company has agreed to file with the Commission (i) a registration statement under the Securities Act registering an issue of senior notes of the Company (the "Exchange Notes"), which are identical in all material respects to the Securities (except that the
Exchange Notes will not contain terms with respect to transfer restrictions) and
(ii) under certain circumstances, a shelf registration statement pursuant to
Rule 415 under the Securities Act. To the extent there are no additional parties listed on Schedule I other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and
Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section
17 hereof. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Final Memorandum (as defined below).

                  The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act in reliance upon exemptions from the registration requirements of the Securities Act.

                                                                               2

                  In connection with the sale of the Securities, the Company has prepared a final offering memorandum, dated May 13, 2003 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum"), which sets forth certain information concerning the Company and the Securities.
The Company hereby confirms that it has authorized the use of the Final
Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers.

                  1. Representations and Warranties. The Company represents and warrants to each Initial Purchaser as set forth below in this Section 1.

                  (a) At the Execution Time and on the Closing Date (as defined in Section 3 hereof), the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the
         Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through any of the Representatives specifically for inclusion therein.

                  (b) Neither the Company, nor any of its Affiliates, nor any
         person acting on its or their behalf (other than the Initial Purchasers or anyone acting on their behalf, as to whom the Company makes no representation) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                  (c) Neither the Company, nor any of its Affiliates, nor any
         person acting on its or their behalf (other than the Initial Purchasers or anyone acting on their behalf, as to whom the Company makes no representation) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (d) The Securities satisfy the eligibility requirements of
         Rule 144A(d)(3) under the Securities Act.

                  (e) Neither the Company, nor any of its Affiliates, nor any
         person acting on its or their behalf (other than the Initial Purchasers or anyone acting on their behalf, as to whom the Company makes no representation) has engaged in any directed selling efforts with respect to the Securities being sold in reliance on Regulation S, and each of them has complied with the offering restrictions requirements of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (f) The Company is not, and after giving effect to the
         offering and sale of the Securities and the application of the proceeds thereof as described in the Final

                                                                               3

         Memorandum will not be, an "investment company" within the meaning of the Investment Company Act.

                  (g) The Company is subject to and in compliance, in all
         material respects, with the reporting requirements of Section 13 or
         Section 15(d) of the Exchange Act.

                  (h) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities
         (except as contemplated by this Agreement).

                  (i) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the
         Company to facilitate the sale or resale of the Securities.

                  (j) On the Closing Date, the Indenture will conform in all material respects to the description thereof contained in the Final
         Memorandum.

                  (k) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification except to the extent that failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

                  (l) All the outstanding shares of capital stock of each
         subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except for Rx USA, Inc., Rite Aid
         Lease Management Company, Read's, Inc., Thrifty PayLess Health
         Services, L.L.P. and Rite Aid Risk Management Corp., all outstanding shares of capital stock of the subsidiaries of the Company are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

                  (m) The Company's authorized equity capitalization is as set forth in the Final Memorandum.

                  (n) The statements in the Final Memorandum under the headings
         "Certain United States Federal Tax Considerations for Non-United States
         Holders", "Description of Notes", "Exchange Offer; Registration
         Rights", "Business-Regulation" and "Business-Legal Proceedings",
         "Description of Other Indebtedness" and "Risk Factors" fairly summarize the matters therein described.

                                                                               4

                  (o) This Agreement has been duly authorized, executed and
         delivered by the Company; the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the
         Trustee, when executed and delivered by the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, good faith and fair dealing, regardless of whether in a proceeding at law or in equity); the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the
         Initial Purchasers, will have been duly executed and delivered by the
         Company and (assuming the due authorization, execution and delivery of the Indenture by the Trustee) will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the
         Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, good faith and fair dealing, regardless of whether in a proceeding at law or in equity); and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, good faith and fair dealing, regardless of whether in a proceeding at law or in equity, and except that the enforceability of any rights to contribution or indemnification may be violative of public policy under any law, rule or regulation).

                  (p) Subject to compliance by the Initial Purchasers with the representations, warranties and agreements set forth in Section 4 of this Agreement, no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Indenture or the Registration Rights Agreement, except such as will be obtained under the Securities Act and the Trust Indenture Act (with respect to the Registration Rights Agreement), the securities laws of any jurisdiction outside the U.S. in which the Securities are offered and such as may be required under the blue sky laws of any jurisdiction and the National Association of Securities Dealers Inc. in connection with the purchase and distribution of the Securities by the Initial
         Purchasers in the manner contemplated herein and in the Final
         Memorandum and the Registration Rights Agreement.

                  (q) On the Closing Date, neither the execution and delivery of the Indenture, this Agreement or the Registration Rights Agreement, the issue and sale of the Securities, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i)
         the charter or by-laws of either of the Company or any subsidiary, (ii)
         any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the
         Company or any subsidiary of the Company or any of their properties, as applicable,

                                                                               5

         or (iii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any of its subsidiaries is subject.

                  (r) The consolidated historical financial statements and
         schedules of the Company and its consolidated subsidiaries included in or incorporated by reference in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and the Exchange Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Consolidated Financial Information" in the
         Final Memorandum fairly present, on the basis stated in the Final
         Memorandum, the information included therein.

                  (s) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the
         Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture or the Registration Rights
         Agreement, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could reasonably be expected to have a
         Material Adverse Effect, except as set forth in or contemplated in the
         Final Memorandum (exclusive of any amendment or supplement thereto).

                  (t) The Company and each of its subsidiaries own or lease all such properties as are necessary to the conduct of their respective operations as presently conducted, except where the failure to own or lease such property could not reasonably be expected to have a Material
         Adverse Effect.

                  (u) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any agreement or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the
         Company or any of their properties, as applicable, except in the case of (ii) and (iii), such violation or default that could not reasonably by expected to have a Material Adverse Effect.

                  (v) Deloitte & Touche LLP, who have certified certain
         financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in or incorporated by reference in the
         Final Memorandum, are, to the knowledge of the Company, independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

                                                                               6

                  (w) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

                  (x) The Company has filed all foreign, federal, state and
         local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (y) No labor problem or dispute with the employees of the
         Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries'
         principal suppliers, contractors or customers that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (z) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects, except where noncompliance could not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew or replace its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (aa) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Final Memorandum.

                  (bb) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the

                                                                               7

         aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse
         Effect, except as set forth in or contemplated in the Final Memorandum
         (exclusive of any amendment or supplement thereto).

                  (cc) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with
         Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the
         Final Memorandum (exclusive of any amendment or supplement thereto);
         except as set forth in the Final Memorandum, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation,
         and Liability Act of 1980, as amended, which, if the subject of any unfavorable ruling, decision or finding could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (dd) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section
         302 of the United States Employee Retirement Income Security Act of
         1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in
         Section 3(3) of ERISA and such regulations and published
         interpretations) in which employees of the Company and its subsidiaries are eligible to participate; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty
         Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (ee) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property
         (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Final
         Memorandum to be conducted, except as otherwise referenced in the Final
         Memorandum or where the failure to own such Intellectual Property could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any charge, complaint, claim, demand or notice alleging any interference, infringement, misappropriation or violation of a third party's right in
         Intellectual Property (including any claim that the Company or any of its subsidiaries must license or refrain from using such Intellectual
         Property), which, if the subject of any unfavorable ruling, decision or finding could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                                                                               8

                  (ff) The Company maintains, and has maintained during the
         periods covered by the financial statements incorporated by reference in the Final Memorandum, disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported with the time periods specified in the rules and forms of the Commission, including, without limitation, effective controls and procedures designed to ensure that information required to be so described is accumulated and communicated to the
         Company's management, including its principal executive officer or officers, and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure, except as disclosed in such reports with respect to the Company's 1997 fiscal year and that the Company restated its financial statements for the 1998 and 1999 fiscal years.

                  Any certificate signed by any officer of the Company and
delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial
Purchaser.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the
Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.726% of the principal amount thereof, plus accrued interest, if any, from May 20, 2003 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser's name on Schedule I hereto.

                  3. Delivery and Payment. Delivery of and payment for the
Securities shall be made at 10:00 A.M., New York City time, on May 20, 2003, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").
Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the
Representatives shall otherwise instruct.

                  4. Offering by Initial Purchasers. Each Initial Purchaser,
severally and not jointly, represents and warrants to and agrees with the
Company that:

                  (a) It is a qualified institutional buyer (as defined in Rule
         144A under the Securities Act) or an institutional accredited investor
         (as defined in Rule 501(a) under the Securities Act).

                  (b) It has not offered or sold, and will not offer or sell, any Securities except (i) to those persons it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the
         Securities Act) and that, in connection with each such sale, it has

                                                                               9

         taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on
         Rule 144A; or (ii) in accordance with the restrictions set forth in
         Exhibit A hereto.

                  (c) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising
         (within the meaning of Regulation D) in the United States.

                  5. Agreements. The Company agrees with each Initial Purchaser that:

                  (a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final
         Memorandum and any amendments and supplements thereto as you may reasonably request.

                  (b) The Company will not amend or supplement the Final
         Memorandum without the prior written consent of the Representatives, which consent will not be unreasonably withheld or delayed.

                  (c) If at any time prior to the completion of the sale of the
         Securities by the Initial Purchasers (as determined by the
         Representatives), any event occurs as a result of which the Final
         Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly (i) will notify the
         Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final
         Memorandum to the several Initial Purchasers and counsel for the
         Initial Purchasers without charge in such quantities as you may reasonably request.

                  (d) The Company will arrange, if necessary, for the
         qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the sale of the Securities, provided that in no event shall the Company or any subsidiary be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (e) The Company will not, and will not permit any of its
         controlled Affiliates to, and will use its reasonable best efforts not to permit any of its other Affiliates to, resell any Securities that have been acquired by any of them.

                                                                              10

                  (f) Neither the Company, nor any of its Affiliates, nor any
         person acting on its or their behalf (other than the Initial Purchasers or anyone acting on their behalf, as to whom the Company makes no agreement) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the
         Securities Act.

                  (g) Neither the Company, nor any of its Affiliates, nor any
         person acting on its or their behalf (other than the Initial Purchasers or anyone acting on their behalf, as to whom the Company makes no agreement) will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (h) So long as any of the Securities are "restricted
         securities" within the meaning of Rule 144(a)(3) under the Securities
         Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser
         (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act.
         This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                  (i) Neither the Company, nor any of its Affiliates, nor any
         person acting on its or their behalf (other than the Initial Purchasers or anyone acting on their behalf, as to whom the Company makes no agreement) will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirements of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (j) The Company will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (k) The Company will not offer, sell, contract to sell, grant any other option to purchase or otherwise dispose of, directly or indirectly, or announce the offering of, or file a registration statement for, any debt securities issued or guaranteed by the Company or any of its direct or indirect subsidiaries, or enter into any agreement to do any of the foregoing (other than (i) the Securities and the Exchange Securities, (ii) exchange notes issued in exchange for the
         9 1/2% Notes on the same basis, and having the same terms, as the 9
         1/2% Notes, (iii) exchange notes issued in exchange for the 8.125%
         Notes on the same basis, and having the same terms, as the 8.125%
         Notes, (iv) pursuant to any credit facility permitted under the
         Indenture, (v) purchase money debt permitted under the Indenture and
         (vi) notes on similar terms to the 9 1/2% Notes or the 8.125% Notes in order to refinance or in exchange for the 12.5% Notes) for a period of
         90 days from the date the Securities are issued without the prior written consent of Citigroup Global Markets Inc.

                                                                              11

                  (l) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the
         Company to facilitate the sale or resale of the Securities.

                  (m) The Company currently has no plan or intent to be or
         become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company
         Act.

                  (n) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the
         Registration Rights Agreement and the issuance of the Securities; (ii)
         the preparation, printing or reproduction of the Final Memorandum and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Final
         Memorandum, and all amendments or supplements thereto, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Securities for trading in The Portal Market of the NASD; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the
         Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel)
         for the Company; and (x) all other costs and expenses incident to the performance by the Company of its and their obligations hereunder and under the Indenture and the Registration Rights Agreement. It is
         understood, however, that, except as provided in this Section 5 and
         Sections 7 and 8 of this Agreement, the Initial Purchasers will pay all of their own costs and expenses, including the fees and expenses of their counsel.

                  6. Conditions to the Obligations of the Initial Purchasers.
The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the
Company contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Robert Sari, Esq., general counsel for the
         Company, in form and substance satisfactory to the Initial Purchasers, substantially in the form set forth in Schedule II or as otherwise agreed to by the parties hereto.

                                                                              12

                  (b) The Initial Purchasers shall have received three opinions, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP,
         counsel for the Company, in form and substance satisfactory to the
         Initial Purchasers, substantially in the forms set forth in Schedules
         III, IV and V or as otherwise agreed to by the parties hereto.

                  (c) The Representatives shall have received from Cravath,
         Swaine & Moore LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the
         Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the
         President and the principal financial or accounting officer of the
         Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct on and as of the
                  Closing Date with the same effect as if made on the Closing
                  Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                           (ii) since the date of the most recent financial
                  statements included or incorporated by reference in the Final
                  Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition
                  (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the
                  ordinary course of business, except as set forth in or
                  contemplated by the Final Memorandum (exclusive of any
                  amendment or supplement thereto).

                  (e) At the Execution Time and at the Closing Date, the Company
         shall have requested and caused Deloitte & Touche LLP to furnish to the
         Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the
         Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, and stating in effect that:

                           (i) in their opinion the audited financial statements
                  included or incorporated in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission

                                                                              13

                  thereunder that would apply to the Final Memorandum if the
                  Final Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified
                  procedures (but not an examination in accordance with
                  generally accepted auditing standards) which would not
                  necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit,
                  executive and compensation committees of the Company and the
                  Subsidiaries; and inquiries of certain officials of the
                  Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to March 1, 2003, nothing came to their attention which caused them to believe that:

                                    (1) with respect to the period subsequent to
                           March 1, 2003, there were any changes, at a specified
                           date not more than five days prior to the date of the
                           letter, in the long-term debt less current maturities
                           of the Company and its subsidiaries or common stock
                           of the Company or increases in the stockholders'
                           deficit of the Company as compared with the amounts
                           shown on the March 1, 2003 consolidated balance sheet
                           included or incorporated in the Final Memorandum, or
                           for the period from March 2, 2003 to such specified
                           date there were any decreases, as compared with the
                           corresponding period in the preceding year, in
                           revenues, increases in net loss or loss from
                           continuing operations before income taxes and
                           cumulative effect of accounting change or in net loss
                           per share of the Company and its subsidiaries, except
                           in all instances for changes, increases or decreases
                           set forth in such letter, in which case the letter
                           shall be accompanied by an explanation by the Company
                           as to the significance thereof unless said
                           explanation is not deemed necessary by the
                           Representatives; or

                                    (2) the information included in response to
                           Regulation S-K, Item 301 (Selected Financial Data),
                           Item 302 (Supplementary Financial Information), Item
                           402 (Executive Compensation) and Item 503(d) (Ratio
                           of Earnings to Fixed Charges) is not in conformity
                           with the disclosure requirements of Regulation S-K;
                           and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature
                  (which is limited to accounting, financial or statistical
                  information derived from the general accounting records of the
                  Company and its subsidiaries) set forth in the Final
                  Memorandum, including the information set forth under the
                  captions "Summary", "Risk Factors", "Use of Proceeds",
                  "Capitalization", "Selected Consolidated Financial
                  Information", "Management's Discussion and Analysis of
                  Financial Condition and Results of Operations", "Business",
                  "Management", "Security Ownership of Certain Beneficial Owners

                                                                              14

                  and Management", "Certain Relationships and Related
                  Transactions", "Description of Other Indebtedness" and
                  "Description of Notes" in the Final Memorandum, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Memorandum in this Section 6(e)
         include any amendment or supplement thereto at the date of the applicable letter.

                  (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been, other than any repurchase of indebtedness, (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this
         Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the
         Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final
         Memorandum (exclusive of any amendment or supplement thereto).

                  (g) The Securities shall have been designated as
         Portal-eligible securities in accordance with the rules and regulations of the NASD, and the Securities shall be eligible for clearance and settlement through The Depository Trust Company.

                  (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), any notice given of any intended or potential decrease in any such rating
         (including notice of an adverse change in the outlook for such rating)
         or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (i) On or prior to the Closing Date, the Registration Rights
         Agreement shall be in form and substance satisfactory to the
         Representatives, shall have been executed and delivered by the parties thereto and shall be in full force and effect.

                  (j) Prior to the Closing Date, the Company shall have
         furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this
Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the
Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the
Representatives. Notice of such

                                                                              15

cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at Cravath,
Swaine & Moore LLP, 825 Eighth Avenue, New York, NY 10019, on the Closing Date.

                  7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial
Purchasers severally through Citigroup Global Markets Inc. on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, affiliates and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the
Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Final Memorandum (or in any supplement or amendment thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the
Company by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The

                                                                              16

Company acknowledges that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities and, under the heading "Plan of Distribution", (i) the list of Initial Purchasers and their respective participation in the sale of the Securities; (ii) the sentences related to concessions and reallowances; and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Final Memorandum, constitute the only information furnished in writing by or on behalf of the
Initial Purchasers for inclusion in the Final Memorandum (or in any amendment or supplement thereto).

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i)
will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses;
and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);
provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a)
or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the
Company

                                                                              17

and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the
Securities; provided, however, that in no case shall any Initial Purchaser
(except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the
Company shall be deemed to be equal to the total net proceeds from the offering
(before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth in the Final Memorandum or this
Agreement. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The
Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligation to contribute pursuant to this Section 8(d) are several in proportion to their respective purchase obligations and not joint. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the
Securities Act or the Exchange Act and each director, officer, employee, affiliate and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Initial Purchaser. If any one or more Initial
Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this
Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of
Securities set forth opposite their names on Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial
Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth on Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to

                                                                              18

purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding two Business Days, as the
Representatives and the Company shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting
Initial Purchaser of its liability, if any, to the Company or any nondefaulting
Initial Purchaser for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to
termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission, the New York Stock Exchange or the Pacific
Exchange or trading in securities generally on the New York Stock Exchange or the Pacific Exchange shall have been suspended or limited or minimum prices shall have been established on either such Exchange; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the
Final Memorandum (exclusive of any amendment or supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the
Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc. General Counsel
(fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global
Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attention:
General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Robert Sari, Esq. (fax no.: (717) 760-7867) and confirmed to Robert
Sari, Esq., Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

                                                                              19

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

                  16. Headings. The section headings used herein are for
convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this
Agreement, shall have the meanings indicated.

                  "Affiliate" shall have the meaning specified in Rule 501(b) of
Regulation D.

                  "Business Day" shall mean any day other than a Saturday, a
Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this
Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "NASD" shall mean the National Association of Securities
Dealers, Inc.

                  "Regulation D" shall mean Regulation D under the Securities
Act.

                  "Regulation S" shall mean Regulation S under the Securities
Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of
1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                                                              20

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

                                                Very truly yours,

                                                Rite Aid Corporation,

                                                by
                                                  --------------------------
                                                   Name:
                                                   Title:

                                                                              21

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Fleet Securities, Inc.

By:  Citigroup Global Markets Inc.

by
   ----------------------
   Name:
   Title:

For themselves and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

                                                                              22

                                   SCHEDULE I

                                                               Principal Amount
                                                                of Securities
                    Initial Purchasers                         to be Purchased
Citigroup Global Markets Inc..................................    $90,000,000
J.P. Morgan Securities Inc....................................    $56,250,000
Fleet Securities, Inc.........................................    $ 3,750,000
                                                              ----------------
      Total...................................................   $150,000,000

                                                                              23

                                   SCHEDULE II

      Form of Opinion of Robert Sari, Esq., General Counsel of the Company

                  (1) Each of Rite Aid Corporation (the "Company") and its
subsidiaries has been duly incorporated or formed and is an existing corporation or limited liability company in good standing under the laws of its respective state of incorporation or formation, with corporate, limited liability company or other power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the final offering memorandum, dated May 13, 2003 (the "Final Memorandum").

                  (2) Each of the Company and its subsidiaries, is duly
qualified as a foreign corporation, entity or limited liability company to transact business and is in good standing as a foreign corporation, entity or limited liability company, as the case may be, under the laws of each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing could not reasonably be expected to have a Material Adverse Effect (as defined in the Purchase
Agreement).

                  (3) All of the issued and outstanding shares of capital stock
(or membership interests in the case of the Company's subsidiaries that are limited liability companies) of each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, except for Rx USA, Inc.,
Rite Aid Lease Management Company, Read's Inc., Thrifty Payless Health Services,
L.L.P., and Rite Aid Risk Management Corp., are owned of record, directly or through wholly owned subsidiaries, by the Company free and clear of any perfected security interest, and to the best of my knowledge, after due inquiry, any other security interests, claims, liens or encumbrances.

                  (4) The Company's authorized capital stock is as set forth in the Final Memorandum under the caption "Capitalization."

                  (5) Each of the Transaction Documents (as defined below) has been duly authorized, executed and delivered by the Company.

                  (6) To such counsel's knowledge, there is no pending or
threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that would be required to be disclosed in a registration statement on Form S-1 under the Securities Act of 1933 (the
"Securities Act") that is not adequately disclosed in the Final Memorandum, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, result in a
Material Adverse Effect.

                  (7) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated by the Purchase Agreement, the Indenture (as defined in the Purchase Agreement) or the Registration Rights Agreement (as defined in the Purchase Agreement), except such as will be obtained under the Securities
Act and the Trust Indenture Act in connection with the transactions contemplated

                                                                              24

by the Registration Rights Agreement and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement.

(8) The execution and delivery by the Company of the Indenture, the
Purchase Agreement and the Registration Rights Agreement, the issue and sale of the Securities (as defined in the Purchase Agreement), the consummation of any other transactions contemplated by the Purchase Agreement, the Registration
Rights Agreement and the Indenture (together the "Transaction Documents"), and the fulfillment of the terms of each Transaction Document, will not conflict with, or result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or any of its subsidiaries pursuant to (i) the charter (or other applicable constituent documents) or bylaws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which any of their respective properties is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or any of their respective properties, except in the case of clauses (ii) and (iii) such conflicts, breaches or violations as could not reasonably be expected to have a Material Adverse Effect; or could not reasonably be expected to have a material adverse effect on the Company's performance of the Transaction Documents, or the consummation of any of the transactions contemplated by the Purchase Agreement or such other agreements.

(9) The statements in the Final Memorandum under the captions "Business -
Regulation" and "Business - Legal Proceedings," accurately and fairly summarize the matters discussed therein in all material respects.

(10) The Company has the corporate or limited liability company power and authority to consummate the transactions contemplated by the Transaction
Documents.

(11) No facts have come to such counsel's attention that have led such counsel to believe that the Final Memorandum, as of its date or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion or belief with respect to the financial statements, schedules and other financial data included or incorporated by reference therein or excluded therefrom.

                                                                              25

                                  SCHEDULE III

           Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

                  (1) Rite Aid Corporation (the "Company") is validly existing as a corporation in good standing under the laws of the state of Delaware, and the Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum (as defined in the the Purchase Agreement).

                  (2) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

                  (3) Each of the Indenture (as defined in the Purchase
Agreement) and the Registration Rights Agreement (as defined in the Purchase
Agreement) has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (4) The Securities (as defined in the Purchase Agreement) have been duly authorized and executed by the Company and, when issued and delivered by the Company against payment therefor in accordance with the terms of the
Purchase Agreement and the Indenture, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

                  (5) To such counsel's knowledge, there is no pending or
threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, or their property that would be required to be disclosed in the
Final Memorandum if the offering were made pursuant to a registration statement on Form S-1 under the Securities Act of 1933 (the "Securities Act") that is not disclosed in the Final Memorandum.

                  (6) The Company is not, and solely after giving effect to the issuance and sale of the Securities and the application of the net proceeds therefrom as described in the Final Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (7) No Governmental Approval (as defined in such opinion), which has not been obtained or taken and is not in full force and effect, is required to authorize or is required in connection with, the execution and delivery of each of the Purchase Agreement, the Indenture or the Registration
Rights Agreement by the Company or the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the
Securities.

                  (8) The execution and delivery by the Company of each of the
Transaction Documents and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) conflict with the Certificate of Incorporation or the By-laws of the
Company, (ii) constitute a violation of, or a breach or a default under, the terms of any Applicable Contract (as defined in such opinion) or (iii) violate or conflict with, or result in any contravention of, any Applicable Law (as defined in such opinion)

                                                                              26

or Applicable Order (as defined in such opinion). Such counsel need not express any opinion, however, as to whether the execution, delivery or performance by the Company of any of the Transaction Documents or the consummation of the transactions contemplated thereby, including the issuance and sale of the
Securities, will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

                  (9) The statements in the Final Memorandum under the captions
"Description of Other Indebtedness," "Description of Notes," and "Exchange
Offer; Registration Rights," insofar as such statements purport to summarize certain provisions of the Transaction Documents and the indentures referred to therein, fairly summarize such provisions in all material respects.

                  (10) Assuming (i) the accuracy of the representations and
warranties of the Company in Section 1 of the Purchase Agreement and of the
Initial Purchasers in Section 4 of the Purchase Agreement, (ii) the due
performance by the Company of the covenants and agreements set forth in Section
5 of the Purchase Agreement, (iii) the Initial Purchasers' compliance with the offering and transfer procedures and restrictions described in the Final
Memorandum, (iv) the accuracy of the representations and warranties made in accordance with the Final Memorandum by purchasers to whom the Initial
Purchasers initially resell the Securities and (v) that reasonable steps have been taken to ensure that purchasers to whom the Initial Purchasers initially resell the Securities have been informed that the Initial Purchasers may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A in connection with such sales, the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Final Memorandum, and the initial resale of the Securities by the Initial Purchasers in the manner contemplated in the Final
Memorandum and the Purchase Agreement, do not require registration under the
Securities Act, and the Indenture does not require qualification under the Trust
Indenture Act of 1939, as amended, it being understood that we do not express any opinion as to any subsequent resale of any Security.

                                                                              27

                                   SCHEDULE IV

 Form of Negative Assurance Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

         No facts have come to such counsel's attention that have caused such counsel to believe that the Final Memorandum (as defined in the Purchase
Agreement), as of its date or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial data included or incorporated by reference therein or excluded therefrom).

                                                                              28

                                   SCHEDULE V

         Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

         The statements in the Final Memorandum (as defined in the Purchase
Agreement) under the caption "Certain United States Federal Tax Considerations for Non-United States Holders," insofar as such statements purport to summarize certain provisions of the laws referred to therein, fairly summarize such provisions in all material respects.

                                                                       EXHIBIT A

                       Selling Restrictions for Offers and
                         Sales outside the United States

                  1. (a) The Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with
Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(b)(i) of the Agreement to which this is an exhibit, it has offered and sold the
Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with
Rule 903 of Regulation S under the Securities Act. Accordingly, each Initial
Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of
Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to
Section 4(b)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may
                  not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and May 20,
                  2003, except in either case in accordance with Regulation S or
                  Rule 144A under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                  (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the
         Securities, except with its Affiliates or with the prior written consent of the Company.

                  (c) Terms used in this section have the meanings given to them by Regulation S.

                  2. Each Initial Purchaser represents and agrees that (i) it has not offered or sold, and prior to the expiry of six months from the closing of the offering of the Securities will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding managing or disposing of investments, whether as a principal or agent, for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers Securities
Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the
Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company; and (iii) it has complied and will comply with applicable provisions of FSMA with

                                                                               2

respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.